Exhibit (i)(28)

833 EAST MICHIGAN STREET • SUITE 1800 MILWAUKEE, WISCONSIN 53202-5615 TEL • 414.273.3500 FAX • 414.273.5198 www • GKLAW.COM

November 29, 2016

As Wisconsin corporate counsel for Artisan Partners Funds, Inc. (the “Registrant”), we consent to the incorporation by reference of our opinion for each of the Registrant’s series, filed with the Registrant’s registration statement on Form N-1A, Securities Act File No. 33-88316, on each of the dates listed below:

Series	Date of Opinion	Date of Filing

Artisan Mid Cap Fund	April 10, 1997	April 11, 1997

Artisan Mid Cap Fund - Institutional Shares	April 28, 2000	April 28, 2000

Artisan Mid Cap Value Fund - Investor Shares	November 30, 2000	November 30, 2000

Artisan International Small Cap Fund - Investor Shares	September 4, 2001	September 4, 2001

Artisan International Value Fund - Investor Shares	June 6, 2002	June 7, 2002

Artisan Value Fund (formerly Artisan Opportunistic Value Fund) - Investor Shares	March 20, 2006	March 21, 2006

Artisan Emerging Markets Fund - Institutional Shares	June 23, 2006	June 26, 2006

Artisan International Value Fund - Institutional Shares	September 26, 2006	September 26, 2006

Artisan Global Value Fund - Investor Shares	December 3, 2007	December 3, 2007

Artisan Emerging Markets Fund - Advisor Shares	April 14, 2008	April 14, 2008

OFFICES IN MILWAUKEE, MADISON, WAUKESHA, GREEN BAY AND APPLETION, WISCONSIN AND WASHINGTON, D.C.

GODFREY & KAHN, S.C. IS A MEMBER OF TERRALEX®, A WORLDWIDE NETWORK OF INDEPENDENT LAW FIRMS.

Exhibit (i)(28)

Series	Date of Opinion	Date of Filing

Artisan Global Opportunities Fund (formerly Artisan Opportunistic Growth Fund) - Investor Shares	August 29, 2008	August 29, 2008

Artisan Small Cap Fund - Investor Shares	January 20, 2009	January 28, 2009

Artisan International Fund - Investor Shares	January 20, 2009	January 28, 2009

Artisan International Fund - Institutional Shares	January 20, 2009	January 28, 2009

Artisan Global Equity Fund - Investor Shares	March 24, 2010	March 26, 2010

Artisan Value Fund - Institutional Shares	July 21, 2011	July 25, 2011

Artisan Global Opportunities Fund (formerly Artisan Growth Opportunities Fund) - Institutional Shares	July 21, 2011	July 25, 2011

Artisan Mid Cap Value Fund - Institutional Shares	January 30, 2012	January 30, 2012

Artisan Small Cap Fund - Institutional Shares	April 27, 2012	April 27, 2012

Artisan Global Value Fund - Institutional Shares	July 6, 2012	July 6, 2012

Artisan Global Small Cap Fund - Investor Shares	June 21, 2013	June 21, 2013

Artisan Emerging Markets Fund - Investor Shares	February 14, 2014	February 14, 2014

Artisan High Income Fund - Investor Shares	February 28, 2014	February 28, 2014

Exhibit (i)(28)

Series	Date of Opinion	Date of Filing

Artisan High Income Fund - Advisor Shares	February 28, 2014	February 28, 2014

Artisan Global Opportunities Fund - Advisor Shares	January 28, 2015	January 28, 2015

Artisan Global Value Fund - Advisor Shares	January 28, 2015	January 28, 2015

Artisan International Fund - Advisor Shares	January 28, 2015	January 28, 2015

Artisan International Value Fund - Advisor Shares	January 28, 2015	January 28, 2015

Artisan Mid Cap Fund - Advisor Shares	January 28, 2015	January 28, 2015

Artisan Mid Cap Value Fund - Advisor Shares	January 28, 2015	January 28, 2015

Artisan Value Fund - Advisor Shares	January 28, 2015	January 28, 2015

Artisan Developing World Fund - Investor Shares	May 26, 2015	May 26, 2015

Artisan Developing World Fund - Institutional Shares	May 26, 2015	May 26, 2015

Artisan Developing World Fund - Advisor Shares	May 26, 2015	May 26, 2015

Artisan Global Equity Fund - Institutional Shares	September 29, 2015	September 30, 2015

Artisan International Small Cap Fund - Institutional Shares	April 12, 2016	April 12, 2016

Artisan High Income Fund - Institutional Shares	September 30, 2016	September 30, 2016

Exhibit (i)(28)

In giving this consent, we do not admit that we are experts or within the category of persons whose consent is required under Section 7 of the Securities Act of 1933, as amended.

Very truly yours,

/s/ Godfrey & Kahn, S.C.

GODFREY & KAHN, S.C.

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